May 2011
COMPANY
PRESENTATION
Exhibit 99.2

About Ampal:
 Ampal-American Israel Corporation (“Ampal” or the “Company”) and its subsidiaries acquire interests primarily in businesses located in the State of Israel or that are Israel-related. Ampal is seeking opportunistic situations in a variety of industries, with a focus on energy, chemicals and related sectors. Ampal’s goal is to develop or acquire majority interests in businesses that are profitable and generate significant free cash flow that Ampal can control. For more information about Ampal please visit our web site at www.ampal.com.

Safe Harbor Statement on Forward-Looking Statements
Certain information in this presentation includes forward-looking statements (within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to Ampal that are based on the beliefs of management of Ampal as well as assumptions made by and information currently available to the management of Ampal. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," and similar expressions as they relate to Ampal or Ampal's management, identify forward-looking statements. Such statements reflect the current views of Ampal with respect to future events or future financial performance of Ampal, the outcome of which is subject to certain risks and other factors which could cause actual results to differ materially from those anticipated by the forward-looking statements, including among others, the economic and political conditions in Israel, the Middle East, including the situation in Iraq and Egypt, and the global business and economic conditions in the different sectors and markets where Ampal's portfolio companies operate. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary from those described herein as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to Ampal or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. Please refer to Ampal's annual, quarterly and periodic reports on file with the SEC for a more detailed discussion of these and other risks that could cause results to differ materially. Ampal assumes no obligation to update or revise any forward-looking statements.

Use of Non-GAAP Financial Measures
Ampal uses certain non-GAAP financial measures in this presentation. Ampal uses non-GAAP financial measures as supplemental measures of performance and believes these measures provide useful information to investors in evaluating our operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for Ampal’s financial results prepared in accordance with GAAP. In addition, investors should note that any non-
GAAP financial measures Ampal uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. Reconciliations of our non-GAAP financial measures are included in this presentation.

2.5%
29.4%
68.1%
Energy
Chemicals
Other

Traded on NASDAQ and TASE

Public 38%
Control Group 62%

Company Profile| AMPAL
General Data
▪ Incorporated in New York
▪ Invests in companies with a stable cash flow
▪ Market Value (Million US$)** 67
▪ Equity (Million US$) 201
Holding Structure
Proportion of Investments
(Holdings Book Value*)
* The Company Financial Statements are prepared in accordance with US GAAP (and not IFRS).
** Based on closing price on NASDAQ on May 11, 2011

Major Milestones| AMPAL
1400
1200
1000
800
600
400
200
0
2002 2003 2004 2005 2006 2007 2008 2009 2010 Q1 2011
Total Assets (Million US$)
EMG
Purchase
012 Smile
Purchase
Gadot
Purchase
Registration
For trade on
TASE
012 Smile
Sale

Energy

Energy

State of Israel
Ministry of National Infrastructures
Natural Gas Transmission System
Approved Plans
On-Shore South
Off-Shore
Production Platform - Ashdod
Dor - Hagit
Connection to Hadera
On-Shore Center and North
Not Yet Approved Plans
Connection to Haifa
El Arish-Ashqelon pipeline
Existing Pipeline
Gas Production Platform
Power Plant (existing/planned)
Haifa
Hagit
Alon Tavor
Hadera
Tel Aviv
Gezer
Ashdod
Zafit
Ashqelon
El Arish
Ramat Hovav
Rotem
Sdom
Egypt
Jordan

Ampal

EMG |  East Mediterranean Gas
▪ EMG was established and registered in Egypt in
 2000 and has constructed an off-shore gas
 pipeline from El-Arish (Egypt) to Ashkelon (Israel)
 as well as on shore facilities.
▪ The gas flow to Israel began in June 2008.
▪ At the end of 2010 EMG provided gas to Israel
 Electric Corporation and Mashav at an annual
 rate of 2.5 BCM.
▪ In 2011, EMG’s contractual obligations are
 gradually increasing and EMG provides gas to its
 customers in an annual rate of 3.0 BCM.
▪ Egypt has undertaken to export up to 7 BCM of
 natural gas annually for 20 years renewable to
 Israel through EMG.
▪ EMG’s contracts with Israeli customers for
 Egyptian natural gas may have terms of up to 20
 years, with a total of 140 BCM.
EMG Profile

EMG |  East Mediterranean Gas
▪ Demand for natural gas in
 Israel continues to
 increase both for
 electricity generation and
 industrial conversions.
▪ EMG is one of only two
 gas suppliers in Israel.
▪ EMG supplies more than
 half of the natural gas
 consumed by the Israeli
 market
▪ EMG is currently the only
 company that can provide
 additional quantities of
 gas to Israel in the years
 2011-2013
Natural Gas in Israel
▪ EMG has access to Egyptian gas reserves
 totaling in excess of 2,500 BCM from proven
 diverse sources
▪ EMG has skilled and professional
 management with decades of experience in
 Egypt and its gas industry
▪ EMG has already concluded several long term
 contracts for the sale of over 90 BCM valued
 at over US$15 billion
▪ EMG's estimated revenues (assuming
 delivery of 7 BCM annually) - over US$ 1.0
 billion
▪ Estimated EBITDA (with provision of 7 BCM
 annually) - over US$ 350 million
▪ Pipeline construction cost - approximately
 US$ 460 million
▪ Debt Balance - US$ 203 million
▪ First Dividend is expected in 2011 (according
 to a declared policy).
EMG

Energy

8
7
6
5
4
3
2
1
0
2011
2012
2013
2014
2015
2016
2017
Under Final Negotiation
Signed Options
Signed Contracts

Ampal

EMG |  Signed & Potential Contracts
BCM

EMG |  East Mediterranean Gas
• During the quarter ended March 31, 2011, EMG supplied more than
 70% of its contracted gas obligations.
• The gas supply suffered a supply interruption from February 5th,
 2011 to March 15th, 2011, due to an explosion and subsequent fire in a facility of GASCO (the Egyptian gas transport company) which is part of a pipeline leading to Jordan, Lebanon and Syria, located some 30 kilometers (about 18.6 miles) from EMG’s pipeline.
• On April 27th, 2011, there was an explosion at a gas valve station 2 kilometers from Al Arish, Egypt and some 30 kilometers from the
 EMG terminal. The station is owned and operated by GASCO.
 Following the explosion a standard shut down procedure was
 initiated, affecting gas transportation throughout the pipeline.
• EMG was advised that the government of Egypt has been
 implementing security measures for securing its gas transportation system in the Sinai from further attacks, and that these measures are expected to be completed and gas deliveries are expected to resume by the end of May 2011.
• Neither EMG’s pipeline nor its system were damaged, and the interruption was due to the damage to GASCO’s system.
EMG Pipeline - 2011 updates

Renewable Energy
▪ GWE is owned equally by Clal and Ampal (50%/50%)
▪ GWE focuses on the new development and acquisition of controlling interests in renewable energy, including wind energy projects outside of Israel
▪ GWE seeks to either develop or acquire wind energy opportunities with a goal of establishing at least 150 MW of installed capacity by the middle of 2011
▪ GWE currently has projects in Greece and Poland, which are in varying developmental stages, with a total capacity of over 250 MW
▪ As of March 31, 2011, GWE received a production license for 2 projects for a total capacity of approximately 60MW wind farms, and 20MW photovoltaic projects, all in Greece.

Global Wind Energy (“GWE”)

Renewable Energy
▪ Production of Bio-Ethanol fuel from sugarcane
▪ The Project includes the development of a 11,000 hectare sugar cane plantation
 (Agricultural Project) and the design, construction and operation of an ethanol production plant (Industrial Project). 10,000 hectares are already available for the
 Project, including purchased and leased land.
▪ The Colombian government supports the development of the ethanol industry and, since 2000, has adopted a series of measures to encourage the supply and demand for ethanol and to create a regulatory framework to set prices, including the adoption of a series of laws, decrees and resolutions to stimulate carburant alcohol production, sale and consumption, and including the Colombian Law that stipulates mandatory E10 blending for gasoline use in urban areas.
▪ Ampal holds a loan of approximately US$22 million convertible to 25% of the Project, to be converted upon the first withdrawal from the financing bank.
Ethanol Project in Colombia

Chemicals

Chemicals

GADOT

- Operates in the fields of procurement, marketing and distribution (shipping with a fleet of tankers and ISO-Tanks), storage in Terminals, trailers and special storage areas for hazardous materials.
- Gadot is the representative, marketer and distributor in Israel to more than 100 international chemical companies including DuPont, Exxon, BASF, DOW, CHEVRON, SHELL and others.

Gadot Chemicals Tankers & Terminals | Gadot
▪ The leading Israeli company for chemical
 supply and services to customers
 throughout the supply chain of chemicals
 from producer to end-user (mainly liquid
 chemicals).
Gadot Profile

Chemicals

- Completed in the 3rd quarter of 2010 the purchases of ADPO Ghent (which owns and operates a state of the art chemical storage terminal in Ghent, Belgium) and of Merhav Agro (a supplier of agricultural protection products in Israel)

14

Gadot Chemicals Tankers & Terminals | Gadot
▪ Years of experience in storage, handling, packaging, transporting and shipping hazardous materials.
▪ Provides services to the entire chemicals supply chain in Israel.
▪ Geographic Areas of Activity: Israel, Western Europe, South and
 Central America, USA.
▪ Clients, including major Israeli companies:
 Teva, Makhteshim, ICL, Palsan, HP and others.
Chemicals Field

Gadot Chemicals Tankers & Terminals | Gadot
Financial Highlights
US$ in Millions	Q1 2011 (unaudited)	Q1 2010 (unaudited)	2010
Revenues	135	118	497
Adjusted EBITDA*	5	5	26
*See EBITDA break-down on Appendix A

Sale of 012 Smile

▪ On March 3, 2011 the Company completed the sale of its
 indirect wholly owned subsidiary, 012 Smile Telecom Ltd. ("012
 Smile") to Partner Communications Company Ltd.
▪ Excluding bank debt, the purchase price was valued at
 approximately 690 million New Israeli Shekels ("NIS"), or
 US$190 million, of which approximately NIS 40 million, or
 US$11 million, was paid and is to be paid by third party
 payments to 012 Smile, and assigned to the Company. As part of the transaction closing, Partner has assumed approximately
 NIS 0.8 billion, or US$220 million, of bank debt, bringing the total transaction value to approximately NIS 1.49 billion, or
 US$400 million.
▪ The Company will record a gain before tax of approximately
 US$61 million, or 220 million NIS as a result of the sale. The aforesaid gain was recognized partially on December 31, 2010
 (approximately US$20 million) and partially on March 31, 2011
 (approximately US$41 million).
Communications |  012 Smile Telecom
Sale of 012 Smile Telecom Ltd.

Financials

Condensed Solo* (unconsolidated) Balance Sheet (Pro-Forma) - March 31, 2011
* Including Gadot ,Merhav Ampal Energy Holdings, LP and Country Club Kfar Saba on equity basis and not consolidated.
** Including a convertible loan of approximately US$22M to the project in Colombia.
Assets		Liabilities and Shareholders’ Equity
	US$ (in Millions)		US$ (in Millions)
Cash, deposits and other financial items**	156.7	Banks and Debentures	381.0
Investments	391.0	Accounts Payable	20.6
Fixed Assets	2.6	Held for Sale Liabilities	3.8
Other	56.3	Equity	201.2

Total	606.6	Total	606.6

Main Holdings - March 31, 2011
* Ampal’s Financial Statements reflect a 16.8% interest in the shares of EMG (approximately US$366M), which includes the 8.6% interest in EMG held by Ampal’s joint venture with certain Israeli institutional investors, of which a 4.3%
interest in EMG (approximately US$100.0M) is attributable to the institutional investors.
Method of Book Value
Cost
Consolidated
Ampal’s
ownership %
12.5%
100%
EMG*
Gadot
Other
Total
Book Value (US$
in Millions)
266.3
115.0
 9.7
391.0

Condensed Consolidated Balance Sheet - March 31, 2011
Current Assets (excluding cash, deposits
and other financial items)
Cash, deposits and other financial items*
Fixed Assets
Investments:
EMG (Institutional
Investors)
Other Investments
195.2
167.2
1,081.9
199.9
266.3
105.3
0.8
US$ (in
Millions)
EMG (Ampal)
Current Liabilities (excluding banks and
debentures)
Gadot - Construction of Vessels
Capital Note - Institutional Investors in EMG
Other Liabilities (including Minority rights)
103.3
1,081.9
70.9
105.3
19.8
US$ (in
Millions)
Banks - Ampal
288.3
95.7
193.6
Debentures
Loans:
Equity
201.2
*Including a convertible loan of approximately US$22M to the project in Colombia
Other Non-Current Assets
59.9
Goodwill and Intangible Assets
87.3
Held for Sale Liabilities
3.8

Thank you!

Appendix A - EBITDA Break-Down for Gadot
* Less than 1.
Revenues
Expenses
Profit
Marketing, sales, general,
administrative and other expenses
Depreciation and amortization
EBITDA
Non-recurring and stock
compensation expenses
Adjusted EBITDA
135
118
(126)
(108)
9
10
(10)
(10)
6
4
5
4
*
1
5
5
Q1
2011
(Unaudited)
Q1
2010
(Unaudited)
497
(452)
45
(40)
17
22
4
26
Twelve Months Ended
December 31, 2010

Adjusted EBITDA is defined as earnings before interest, income tax provision, depreciation and amortization, adjusted for non recurring expenses. Management believes adjusted EBITDA for Gadot to be a meaningful indicator of its performance that provides useful information to investors regarding its financial condition and results of operations. Presentation of adjusted EBITDA is a non-
GAAP financial measure commonly used by management to measure operating performance. While management considers adjusted EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with Generally Accepted Accounting
Principles. Adjusted EBITDA does not reflect cash available to fund cash requirements. Not all companies calculate adjusted EBITDA in the same manner, and the measure as presented may not be comparable to similarly-titled measures presented by other companies.